Exhibit 99.2

Maverick Tube Corporation
Certain Historical Information

Energy:                                            3/31/2004           6/30/2004                                 Total
                                                ----------------------------------------------------------------------------

Assumptions:
U.S. Domestic:
       Rig Count                                          1,118          1,164                                        1,141
       Import Market Share                                28.9%          33.1%                                        31.0%
       Inventory Change                                  57,066         58,901                                      115,967

       Energy Net Selling Price                      $   758.65   $   1,102.41                                   $   911.34
       Total Cost/Ton                                $   615.18   $     788.69                                   $   692.25

Canadian:
       Rig Count                                            528            202                                          365
       Total OCTG Shipments                             291,173        139,697                                      430,870
       OCTG Import Market Share                           29.9%          40.7%                                         33.1%
       OCTG Inventory Change                            (21,340)        39,644                                       18,304

       Energy Net Selling Price                      $   840.99   $     957.24                                   $   876.83
       Total Cost/Ton                                $   620.81   $     626.97                                   $   622.71

Coiled Tubing:
       Coiled Tubing Net Selling Price               $ 2,828.61   $   2,796.31                                   $ 2,812.26
       Total Cost/Ton                                $ 1,956.44   $   1,852.09                                   $ 1,903.62


       U.S. Domestic Shipments                          159,184        127,204                                      286,388

       Revenues                                      $  120,764   $    140,231                                   $  260,995
       Costs                                             97,927        100,324                                      198,251
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   22,837   $     39,907                                   $   62,745
       Gross Profit Margin                                18.9%          28.5%                                        24.0%


       Canadian Shipments                                88,670         39,533                                      128,203

       Revenues                                      $   74,571   $     37,842                                   $  112,413
       Costs                                             55,047         24,786                                       79,833
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   19,523   $     13,056                                   $   32,579
       Gross Profit Margin                                26.2%          34.5%                                        29.0%


       Coiled Tubing Shipments                            4,660          4,778                                        9,438

       Revenues                                      $   13,182   $     13,360                                   $   26,541
       Costs                                              9,117          8,848                                       17,966
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $    4,064   $      4,511                                   $    8,575
       Gross Profit Margin Percentage                     30.8%          33.8%                                        32.3%


       Total Energy Volume                              252,514        171,514                                      424,028
       Total Energy Revenues                         $  208,516   $    191,433                                   $  399,949
       Total Energy Costs                               162,091        133,958                                      296,050
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   46,425   $     57,474                                   $  103,899
       Total Gross Profit Margin                          22.3%          30.0%                                        26.0%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   865.53   $   1,359.44                                   $ 1,107.04
       Total Cost/Ton                                $   609.96   $     744.15                                   $   675.58

Canadian:
       Industrial Products Net Selling Price         $   682.00   $     921.65                                   $   828.77
       Total Cost/Ton                                $   610.20   $     763.51                                   $   704.09


       U.S. Domestic Shipments                          110,392        105,630                                      216,023

       Revenues                                      $   95,548   $    143,599                                   $  239,146
       Costs                                             67,335         78,605                                      145,940
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   28,213   $     64,994                                   $   93,207
       Gross Profit Margin                                29.5%          45.3%                                        39.0%

       Canadian Shipments                                 8,454         13,358                                       21,813

       Revenues                                      $    5,766   $     12,312                                   $   18,078
       Costs                                              5,159         10,199                                       15,358
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      607   $      2,113                                   $    2,720
       Gross Profit Margin                                10.5%          17.2%                                        15.0%

       Total Industrial Products Volume                 118,847        118,989                                      237,835
       Total Industrial Revenues                     $  101,314   $    155,910                                   $  257,224
       Total Industrial Costs                            72,494         88,804                                      161,298
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $   28,820   $     67,106                                   $   95,926
       Total Industrial Gross Profit Margin               28.5%          43.0%                                        37.3%


Other:
Assumptions:
       Tolling Selling Volume                             7,928          4,225                                       12,153
       Tolling Net Selling Price                     $   185.09   $     176.44                                   $   182.08
       Tolling Other Cost/Ton                        $   156.12   $     155.05                                   $   155.83

       Revenues                                      $    1,467   $        745                                   $    2,213
       Costs                                              1,238            655                                        1,894
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      230   $         90                                   $      319
       Gross Profit Margin                                15.7%          12.1%                                        14.4%



       Consolidated Volume                              379,289        294,728                                      674,017
       Consolidated Net Sales                        $  311,299   $    348,088                                   $  659,388
       Consolidated Gross Profit                     $   75,475   $    124,670                                   $  200,145
       Consolidated Gross Profit Margin                   24.2%          35.8%                                        30.4%

       Canadian Depreciation - COGS                         885            858                                        1,743

       U.S. Domestic Depreciation - COGS                  4,050          4,547                                        8,597

       U.S. Domestic Depreciation - SG&A                  1,342          1,428                                        2,770

       Selling, General & Administrative                 18,299         21,174                                       39,474

       Interest Expense (Net)                             2,618          2,677                                        5,294

       Income (Loss) Before Income Taxes                 48,281         93,986                                      142,267

       Taxes                                             17,956         35,988                                       53,945

       Tax Effected Partial Trade Case Relief                 -              -                                            -

       Tax Effected Restructuring Charge                      -              -                                            -

       Tax Effected Cumulative Effect of
       application of FIN 46                             (1,584)             -                                       (1,584)
                                                ----------------------------------------------------------------------------
       Net Income                                    $   28,741   $     57,997                                   $   86,738
                                                ============================================================================
       EPS                                           $     0.68   $       1.36                                   $     2.04
                                                ============================================================================

       Fully Diluted Shares Outstanding              42,327,761     42,699,819                                   42,528,568


Energy:                                            3/31/2003      6/30/2003      9/30/2003      12/31/2003       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                            901          1,028          1,088           1,109         1,031
       Import Market Share                                21.3%          31.9%          28.9%           32.2%         28.8%
       Inventory Change                                (38,000)        124,096         10,000         (95,280)          816

       Energy Net Selling Price                      $   579.65     $   600.82     $   625.37     $    639.47    $   612.23
       Total Cost/Ton                                $   570.23     $   554.54     $   556.68     $    568.50    $   562.26

Canadian:
       Rig Count                                            494            203            383             412           373
       Total OCTG Shipments                             236,712        130,903        221,836         215,697       805,148
       OCTG Import Market Share                           32.0%          31.0%          39.5%           68.4%         44.1%
       OCTG Inventory Change                            (58,470)        34,811         (3,410)         98,406        71,339

       Energy Net Selling Price                      $   735.89     $   784.17     $   776.57     $    814.71    $   776.76
       Total Cost/Ton                                $   639.14     $   657.84     $   605.27     $    585.77    $   617.89

Coiled Tubing:
       Coiled Tubing Net Selling Price               $ 2,978.90     $ 2,909.55     $ 3,704.73     $  2,990.96    $ 3,190.62
       Total Cost/Ton                                $ 1,958.02     $ 1,932.76     $ 2,669.96     $  1,847.37    $ 2,140.35


       U.S. Domestic Shipments                          119,797        140,418        131,855         138,549       530,619

       Revenues                                      $   69,440     $   84,366     $   82,458     $    88,598    $  324,863
       Costs                                             68,312         77,868         73,402          78,765       298,346
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    1,128     $    6,499     $    9,057     $     9,833    $   26,517
       Gross Profit Margin                                 1.6%           7.7%          11.0%           11.1%          8.2%


       Canadian Shipments                                94,154         47,176         72,496          92,521       306,348

       Revenues                                      $   69,288     $   36,994     $   56,299     $    75,378    $  237,958
       Costs                                             60,177         31,035         43,880          54,197       189,289
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    9,110     $    5,960     $   12,418     $    21,181    $   48,670
       Gross Profit Margin                                13.1%          16.1%          22.1%           28.1%          20.5%


       Coiled Tubing Shipments                            4,194          3,173          5,283           4,692        17,342

       Revenues                                      $   12,494     $    9,232     $   19,573     $    14,032    $   55,331
       Costs                                              8,212          6,133         14,106           8,667        37,117
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $    4,282     $    3,100     $    5,467     $     5,365    $   18,213
       Gross Profit Margin Percentage                     34.3%          33.6%          27.9%           38.2%          32.9%


       Total Energy Volume                              218,145        190,767        209,634         235,762       854,309
       Total Energy Revenues                         $  151,221     $  130,593     $  158,330     $   178,009    $  618,152
       Total Energy Costs                               136,701        115,035        131,388         141,629       524,752
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   14,520     $   15,558     $   26,942     $    36,380    $   93,400
       Total Gross Profit Margin                           9.6%          11.9%          17.0%           20.4%          15.1%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   676.84     $   644.47     $   651.30     $    681.49    $   663.09
       Total Cost/Ton                                $   632.02     $   594.78     $   574.78     $    588.00    $   597.36

Canadian:
       Industrial Products Net Selling Price         $   548.14     $   550.99     $   513.01     $    556.19    $   541.66
       Total Cost/Ton                                $   517.61     $   576.32     $   544.72     $    534.97    $   542.85


       U.S. Domestic Shipments                           95,650         95,115         99,303          88,345       378,412

       Revenues                                      $   64,739     $   61,298     $   64,677     $    60,206    $  250,920
       Costs                                             60,454         56,572         57,077          51,947       226,049
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    4,285     $    4,726     $    7,600     $     8,260    $   24,871
       Gross Profit Margin                                 6.6%           7.7%          11.8%           13.7%           9.9%

       Canadian Shipments                                 4,171          4,411          5,800           6,740        21,122

       Revenues                                      $    2,286     $    2,431     $    2,976     $     3,749    $   11,441
       Costs                                              2,159          2,542          3,160           3,606        11,466
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      127     $     (112)    $     (184)    $       143    $      (25)
       Gross Profit Margin                                 5.6%          -4.6%          -6.2%            3.8%          -0.2%

       Total Industrial Products Volume                  99,820         99,526        105,103          95,085       399,535
       Total Industrial Revenues                     $   67,025     $   63,729     $   67,652     $    63,955    $  262,362
       Total Industrial Costs                            62,613         59,114         60,237          55,552       237,516
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $    4,413     $    4,615     $    7,416     $     8,403    $   28,846
       Total Industrial Gross Profit Margin                6.6%           7.2%          11.0%           13.1%           9.5%


Other:
Assumptions:
       Tolling Selling Volume                             8,706          3,740          6,299           9,067        27,811
       Tolling Net Selling Price                     $   136.93     $   161.08     $   122.43     $    147.58    $   140.37
       Tolling Other Cost/Ton                        $    96.92     $   154.22     $   133.22     $    123.70    $   121.61

       Revenues                                      $    1,192     $      602     $      771     $     1,338    $    3,904
       Costs                                                844            577            839           1,122         3,382
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      348     $       26     $      (68)    $       217    $      522
       Gross Profit Margin                                29.2%           4.3%          -8.8%           16.2%          13.4%



       Consolidated Volume                              326,671        294,033        321,037         339,915     1,281,656
       Consolidated Net Sales                        $  219,438     $  194,924     $  226,753     $   243,302    $  884,417
       Consolidated Gross Profit                     $   19,281     $   20,198     $   34,290     $    44,999    $  118,767
       Consolidated Gross Profit Margin                    8.8%          10.4%          15.1%           18.5%          13.4%

       Canadian Depreciation - COGS                         762            816            832             864         3,274

       U.S. Domestic Depreciation - COGS                  3,609          3,736          3,693           3,491        14,529

       U.S. Domestic Depreciation - SG&A                    708            704            701             634         2,747

       Selling, General & Administrative                 11,605         11,081         15,015          15,166        52,867

       Interest Expense (Net)                             2,235          2,207          2,711           2,484         9,637

       Income (Loss) Before Income Taxes                    362          1,655         11,338          22,361        35,714

       Taxes                                                119            591          3,250           8,733        12,693

       Tax Effected Partial Trade Case Relief                -              -            (589)           (105)         (694)

       Tax Effected Restructuring Charge                     -              -              -              397           397

       Tax Effective Reorganizational Charge                 -              -              -              360           360
                                                ----------------------------------------------------------------------------
       Net Income                                    $      243     $    1,063     $    8,677     $    12,975    $   22,957
                                                ============================================================================
       EPS                                           $     0.01     $     0.03     $     0.21     $      0.31    $     0.55
                                                ============================================================================

       Fully Diluted Shares Outstanding              41,560,671     42,285,174     42,254,000      42,327,761    42,109,539


Energy:                                            3/31/2002      6/30/2002      9/30/2002      12/31/2002       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                            818            806            853            847
       Import Market Share                                22.6%          19.0%          22.5%          22.7%
       Inventory Change                                 (71,887)       (43,473)        52,045       (146,000)      (209,315)

       Energy Net Selling Price                      $   585.93     $   587.35     $   608.15     $   600.83
       Total Cost/Ton                                $   540.79     $   517.64     $   592.67     $   612.68

Canadian:
       Rig Count                                            377            144            249            283
       Total OCTG Shipments                             176,149        107,747        147,741        169,598        601,235
       OCTG Import Market Share                           32.0%          31.0%          32.0%          35.0%
       OCTG Inventory Change                            (62,124)         4,324          7,123         34,980        (15,697)

       Energy Net Selling Price                      $   662.97     $   668.15     $   679.77     $   687.92
       Total Cost/Ton                                $   490.81     $   495.00     $   516.91     $   539.86

Coiled Tubing:
       Coiled Tubing Net Selling Price               $        -     $ 2,621.99     $ 2,715.83     $ 2,840.12
       Total Cost/Ton                                $        -     $ 2,215.73     $ 2,114.17     $ 1,880.85


       U.S. Domestic Shipments                           74,770         91,042         88,565         90,313        344,690

       Revenues                                      $   43,809     $   53,474     $   53,861     $   54,263     $  205,407
       Costs                                             40,435         47,127         52,490         55,333        195,384
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    3,375     $    6,347     $    1,371     $   (1,070)    $   10,023
       Gross Profit Margin                                 7.7%          11.9%           2.5%          -2.0%           4.9%


       Canadian Shipments                                61,733         32,548         50,204         60,606        205,092

       Revenues                                      $   40,927     $   21,747     $   34,127     $   41,693     $  138,494
       Costs                                             30,299         16,111         25,951         32,719        105,080
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   10,628     $    5,636     $    8,176     $    8,974     $   33,414
       Gross Profit Margin                                26.0%          25.9%          24.0%          21.5%          24.1%


       Coiled Tubing Shipments                                -          3,395          3,648          3,634         10,677

       Revenues                                      $        -     $    8,902     $    9,907     $   10,321     $   29,130
       Costs                                                  -          7,522          7,712          6,835         22,070
                                                ----------------------------------------------------------------------------
       Gross Profit Margin                           $        -     $    1,379     $    2,195     $    3,486     $    7,060
       Gross Profit Margin Percentage                      0.0%          15.5%          22.2%          33.8%          24.2%


       Total Energy Volume                              136,503        126,985        142,417        154,553        560,459
       Total Energy Revenues                         $   84,737     $   84,122     $   97,895     $  106,276     $  373,031
       Total Energy Costs                                70,734         70,761         86,154         94,887        322,535
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   14,003     $   13,362     $   11,742     $   11,390     $   50,496
       Total Gross Profit Margin                          16.5%          15.9%          12.0%          10.7%          13.5%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   412.39     $   434.55     $   522.40     $   521.00
       Total Cost/Ton                                $   391.72     $   367.76     $   444.65     $   494.86

Canadian:
       Industrial Products Net Selling Price         $   443.58     $   494.50     $   586.28     $   537.07
       Total Cost/Ton                                $   441.17     $   457.31     $   502.39     $   489.99


       U.S. Domestic Shipments                           39,425         40,763         33,200         29,439        142,827

       Revenues                                      $   16,258     $   17,713     $   17,344     $   15,338     $   66,654
       Costs                                             15,444         14,991         14,762         14,568         59,765
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      815     $    2,723     $    2,581     $      770     $    6,889
       Gross Profit Margin                                 5.0%          15.4%          14.9%           5.0%          10.3%

       Canadian Shipments                                 5,426          8,037          3,664          4,904         22,031

       Revenues                                      $    2,407     $    3,975     $    2,148     $    2,634     $   11,163
       Costs                                              2,394          3,676          1,841          2,403         10,313
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $       13     $      299     $      307     $      231     $      850
       Gross Profit Margin                                 0.5%           7.5%          14.3%           8.8%           7.6%

       Total Industrial Products Volume                  44,851         48,800         36,864         34,344        164,858
       Total Industrial Revenues                     $   18,665     $   21,688     $   19,492     $   17,972     $   77,817
       Total Industrial Costs                            17,837         18,666         16,603         16,971         70,078
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $      828     $    3,022     $    2,889     $    1,000     $    7,739
       Total Industrial Gross Profit Margin                4.4%          13.9%          14.8%           5.6%           9.9%


Other:
Assumptions:
       Tolling Selling Volume                             3,129          3,585          2,922          5,899         15,535
       Tolling Net Selling Price                     $   166.59     $   179.25     $   105.72     $   100.48
       Tolling Other Cost/Ton                        $   151.06     $   134.23     $   104.15     $    88.11

       Revenues                                      $      521     $      643     $      309     $      593     $    2,066
       Costs                                                473            481            304            520          1,778
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $       49     $      161     $        5     $       73     $      288
       Gross Profit Margin                                 9.3%          25.1%           1.5%          12.3%          13.9%



       Consolidated Volume                              184,483        179,371        182,203        194,795        740,852
       Consolidated Net Sales                        $  103,923     $  106,453     $  117,696     $  124,840     $  452,913
       Consolidated Gross Profit                     $   14,880     $   16,545     $   14,635     $   12,463     $   58,523
       Consolidated Gross Profit Margin                   14.3%          15.5%          12.4%          10.0%          12.9%

       Canadian Depreciation - COGS                         624            648            675            742          2,689

       U.S. Domestic Depreciation - COGS                  2,629          3,670          2,904          3,634         12,837

       U.S. Domestic Depreciation - SG&A                    758            319          1,056          1,182          3,315

       Selling, General & Administrative                  6,418          9,394          7,854          7,051         30,717

       Interest Expense (Net)                               961            894            908          1,562          4,325

       Income (Loss) Before Income Taxes                  3,490          1,620          1,238         (1,708)         4,640

       Taxes                                              1,430            640            602              7          2,679

       Tax Effected Discontinued DOM Operations            (518)              -             -              -           (518)

       Tax Effected Partial Trade Case Relief                 -              -              -         (1,680)        (1,680)

       Tax Effected Restructuring Charge                    221              -              -            534            755
                                                ----------------------------------------------------------------------------
       Net Income                                    $    2,358     $      980     $      636     $     (569)    $    3,404
                                                ============================================================================
       EPS                                           $     0.07     $     0.03     $     0.02     $    (0.01)    $     0.09
                                                ============================================================================

       Fully Diluted Shares Outstanding              33,525,942     37,974,412     41,149,188     40,932,041     38,491,962


Energy:                                            3/31/2001      6/30/2001      9/30/2001      12/31/2001       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                          1,142          1,237          1,241          1,008
       Import Market Share                                27.3%          32.0%          32.3%          28.5%
       Inventory Change                                   9,411         89,478        (22,029)       (91,509)       (14,649)

       Energy Net Selling Price                      $   711.00     $   669.82     $   651.96     $   643.57
       Total Cost/Ton                                $   559.42     $   490.51     $   514.37     $   543.82

Canadian:
       Rig Count                                            515            252            320            278
       Total OCTG Shipments                             213,716        132,816        182,078        156,613        685,223
       OCTG Import Market Share                           24.0%          25.0%          36.0%          36.0%
       OCTG Inventory Change                            (35,027)        13,383          9,170         12,136           (338)

       Energy Net Selling Price                      $   724.60     $   678.73     $   682.33     $   632.86
       Total Cost/Ton                                $   526.94     $   486.64     $   484.95     $   465.11


       U.S. Domestic Shipments                           99,758        115,319        116,328         84,336        415,741

       Revenues                                      $   70,928     $   77,243     $   75,841     $   54,276     $  278,287
       Costs                                             55,806         56,565         59,836         45,864        218,071
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   15,121     $   20,678     $   16,005     $    8,412     $   60,216
       Gross Profit Margin                                21.3%          26.8%          21.1%          15.5%          21.6%


       Canadian Shipments                                87,901         56,977         63,728         55,883        264,489

       Revenues                                      $   63,693     $   38,672     $   43,483     $   35,366     $  181,214
       Costs                                             46,319         27,727         30,905         25,992        130,942
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   17,374     $   10,945     $   12,579     $    9,374     $   50,272
       Gross Profit Margin                                27.3%          28.3%          28.9%          26.5%          27.7%


       Total Energy Volume                              187,659        172,296        180,056        140,219        680,230
       Total Energy Revenues                         $  134,620     $  115,915     $  119,324     $   89,642     $  459,502
       Total Energy Costs                               102,125         84,292         90,740         71,856        349,013
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   32,495     $   31,623     $   28,584     $   17,786     $  110,489
       Total Gross Profit Margin                          24.1%          27.3%          24.0%          19.8%          24.0%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   448.91     $   447.43     $   423.53     $   414.91
       Total Cost/Ton                                $   413.04     $   415.20     $   423.24     $   396.70

Canadian:
       Industrial Products Net Selling Price         $   505.83     $   451.37     $   413.18     $   370.07
       Total Cost/Ton                                $   507.65     $   397.30     $   391.83     $   447.45


       U.S. Domestic Shipments                           37,598         38,903         37,528         38,109        152,139

       Revenues                                      $   16,878     $   17,406     $   15,894     $   15,812     $   65,990
       Costs                                             15,529         16,153         15,884         15,118         62,683
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    1,349     $    1,254     $       11     $      694     $    3,307
       Gross Profit Margin                                 8.0%           7.2%           0.1%           4.4%           5.0%

       Canadian Shipments                                11,632          8,008          6,053          5,011         30,704

       Revenues                                      $    5,884     $    3,615     $    2,501     $    1,854     $   13,854
       Costs                                              5,905          3,182          2,372          2,242         13,700
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $     (21)     $      433     $      129     $     (388)    $      153
       Gross Profit Margin                                -0.4%          12.0%           5.2%         -20.9%           1.1%

       Total Industrial Products Volume                  49,230         46,911         43,581         43,120        182,842
       Total Industrial Revenues                     $   22,762     $   21,021     $   18,395     $   17,666     $   79,844
       Total Industrial Costs                            21,434         19,334         18,255         17,360         76,384
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $    1,328     $    1,687     $      140     $      306     $    3,461
       Total Industrial Gross Profit Margin                5.8%           8.0%           0.8%           1.7%           4.3%


Other:
Assumptions:
       Tolling Selling Volume                             7,310          6,112          6,996          3,502         23,919
       Tolling Net Selling Price                     $   192.17     $   301.39     $   266.42     $   138.15
       Tolling Other Cost/Ton                        $   148.01     $   151.22     $    74.29     $   139.00

       Revenues                                      $    1,405     $    1,842     $    1,864     $      484     $    5,594
       Costs                                              1,082            924            520            487          3,013
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      323     $      918     $    1,344     $       (3)    $    2,582
       Gross Profit Margin                                23.0%          49.8%          72.1%          -0.6%          46.1%



       Consolidated Volume                              244,198        225,320        230,633        186,841        886,991
       Consolidated Net Sales                        $  158,787     $  138,778     $  139,583     $  107,792     $  544,940
       Consolidated Gross Profit                     $   34,146     $   34,227     $   30,068     $   18,089     $  116,531
       Consolidated Gross Profit Margin                   21.5%          24.7%          21.5%          16.8%          21.4%

       Start-Up                                           1,064             37              -              -          1,101

       Canadian Depreciation - COGS                       1,258          1,240          1,206          1,175          4,879

       U.S. Domestic Depreciation - COGS                  1,807          1,996          2,308          2,451          8,562

       U.S. Domestic Depreciation - SG&A                    361            386            390            264          1,401

       Selling, General & Administrative                  6,093          7,473          6,666          7,291         27,523

       Interest Expense (Net)                               657            934            797            702          3,090

       Income (Loss) Before Income Taxes                 22,906         22,161         18,701          6,206         69,974

       Taxes                                              7,882          7,731          6,344          2,288         24,245

       Tax Effected Discontinued DOM Operations          11,197              -              -              -         11,197

       Tax Effected Restructuring Charge                      -              -              -          5,594          5,594

       Tax Effected Transaction Costs                         -              -            898              -            898
                                                ----------------------------------------------------------------------------
       Net Income                                    $    3,827     $   14,430     $   11,459     $   (1,676)    $   28,040
                                                ============================================================================
       EPS                                           $     0.11     $     0.42     $     0.34     $    (0.05)    $     0.82
                                                ============================================================================

       Fully Diluted Shares Outstanding              34,574,692     34,590,068     34,181,324     32,805,819     34,116,817


Energy:                                            3/31/2000      6/30/2000      9/30/2000      12/31/2000       Total
                                                ----------------------------------------------------------------------------
Assumptions:
U.S. Domestic:
       Rig Count                                            770            842            981          1,076
       Import Market Share                                28.0%          30.7%          30.3%          34.8%
       Inventory Change                                 101,000        120,000         81,000        133,602        435,602

       Energy Net Selling Price                      $   623.92     $   643.42     $   686.09     $   696.01
       Total Cost/Ton                                $   558.74     $   553.18     $   571.35     $   575.46

Canadian:
       Rig Count                                            469            216            313            380
       Total OCTG Shipments                             196,528        156,630        172,598        212,801        738,557
       OCTG Import Market Share                           38.0%          36.0%          31.0%          39.0%
       OCTG Inventory Change                             13,548         13,973        (12,943)       (11,321)         3,257

       Energy Net Selling Price                      $   739.29     $   729.63     $   724.48     $   697.01
       Total Cost/Ton                                $   592.31     $   584.81     $   618.20     $   553.88


       U.S. Domestic Shipments                           79,948         84,935         92,268         84,459        341,610

       Revenues                                      $   49,881     $   54,649     $   63,304     $   58,784     $  226,618
       Costs                                             44,670         46,984         52,717         48,603        192,974
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    5,211     $    7,665     $   10,587     $   10,181     $   33,644
       Gross Profit Margin                                10.4%          14.0%          16.7%          17.3%          14.8%


       Canadian Shipments                                81,994         67,253         70,181        105,664        325,092

       Revenues                                      $   60,617     $   49,070     $   50,844     $   73,649     $  234,180
       Costs                                             48,566         39,330         43,386         58,525        189,807
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $   12,051     $    9,739     $    7,458     $   15,123     $   44,373
       Gross Profit Margin                                19.9%          19.8%          14.7%          20.5%          18.9%


       Total Energy Volume                              161,942        152,188        162,449        190,123        666,702
       Total Energy Revenues                         $  110,498     $  103,719     $  114,148     $  132,433     $  460,798
       Total Energy Costs                                93,236         86,314         96,103        107,128        382,781
                                                ----------------------------------------------------------------------------
       Total Gross Profit                            $   17,262     $   17,404     $   18,045     $   25,305     $   78,017
       Total Gross Profit Margin                          15.6%          16.8%          15.8%          19.1%          16.9%


Industrial Products:
Assumptions:
U.S. Domestic:
       Industrial Products Net Selling Price         $   471.50     $   486.00     $   492.32     $   465.54
       Total Cost/Ton                                $   432.87     $   450.39     $   459.39     $   435.18

Canadian:
       Industrial Products Net Selling Price         $   514.86     $   543.87     $   504.80     $   537.57
       Total Cost/Ton                                $   506.62     $   444.64     $   508.55     $   527.20


       U.S. Domestic Shipments                           40,199         35,778         36,115         44,988        157,080

       Revenues                                      $   18,954     $   17,388     $   17,780     $   20,944     $   75,066
       Costs                                             17,401         16,114         16,591         19,578         69,684
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $    1,553     $    1,274     $    1,189     $    1,366     $    5,382
       Gross Profit Margin                                 8.2%           7.3%           6.7%           6.5%           7.2%

       Canadian Shipments                                11,760         10,231          9,869          9,144         41,004

       Revenues                                      $    6,055     $    5,564     $    4,982     $    4,916     $   21,517
       Costs                                              5,958          4,549          5,019          4,821         20,347
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $       97     $    1,015     $      (37)    $       95     $    1,170
       Gross Profit Margin                                 1.6%          18.2%          -0.7%           1.9%           5.4%

       Total Industrial Products Volume                  51,959         46,009         45,984         54,132        198,084
       Total Industrial Revenues                     $   25,009     $   22,952     $   22,762     $   25,859     $   96,582
       Total Industrial Costs                            23,359         20,663         21,610         24,399         90,031
                                                ----------------------------------------------------------------------------
       Total Industrial Gross Profit                 $    1,650     $    2,289     $    1,152     $    1,461     $    6,552
       Total Industrial Gross Profit Margin                6.6%          10.0%           5.1%           5.6%           6.8%


Other:
Assumptions:
       Tolling Selling Volume                             7,907          1,842          5,437         11,258         26,444
       Tolling Net Selling Price                     $   150.65     $   170.25     $   218.73     $   155.44
       Tolling Other Cost/Ton                        $   114.35     $   149.07     $   144.49     $    92.15

       Revenues                                      $    1,191     $      314     $    1,189     $    1,750     $    4,444
       Costs                                                904            275            786          1,037          3,002
                                                ----------------------------------------------------------------------------
       Gross Profit                                  $      287     $       39     $      404     $      713     $    1,442
       Gross Profit Margin                                24.1%          12.4%          33.9%          40.7%          32.5%



       Consolidated Volume                              221,808        200,039        213,870        255,513        891,230
       Consolidated Net Sales                        $  136,698     $  126,984     $  138,099     $  160,042     $  561,824
       Consolidated Gross Profit                     $   19,153     $   19,771     $   19,609     $   27,480     $   86,011
       Consolidated Gross Profit Margin                   14.0%          15.6%          14.2%          17.2%          15.3%

       Start-Up                                               -              -            615           (348)           267

       Canadian Depreciation - COGS                       1,159          1,145          1,249          1,259          4,812

       U.S. Domestic Depreciation - COGS                  1,510          1,517          1,552          1,800          6,379

       U.S. Domestic Depreciation - SG&A                    379            417            298            317          1,411

       Selling, General & Administrative                  5,299          6,011          5,792          6,656         23,758

       Interest Expense (Net)                               549            839            731          1,023          3,142

       Income (Loss) Before Income Taxes                 10,257          9,843          9,372         16,772         46,242

       Taxes                                              4,099          3,460          3,504          6,097         17,161

       Tax Effected Discontinued DOM Operations             604            160            566            790          2,120

       Tax Effected Transaction Costs                         -              -          9,009              -          9,009

       Tax Effected Inventory Reserve                         -              -          1,391              -          1,391
                                                ----------------------------------------------------------------------------
       Net Income                                    $    5,554     $    6,222     $   (5,098)    $    9,886     $   16,562
                                                ============================================================================
       EPS                                           $     0.16     $     0.18     $    (0.15)    $     0.29     $     0.48
                                                ============================================================================

       Fully Diluted Shares Outstanding              34,486,696     34,596,811     33,674,011     34,477,166     34,524,656